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                                                                  Exhibit 10.11

                         EMBARCADERO TECHNOLOGIES, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of February 17, 2000, by and among Embarcadero Technologies, Inc., a Delaware corporation (the "COMPANY"), and the persons listed on the attached EXHIBIT A who become signatories to this Agreement (collectively, the "INVESTORS").

                                    RECITALS

         A. The Board of Directors of the Company has adopted the Amended and Restated Certificate of Incorporation (the "RESTATED CERTIFICATE") in the form attached hereto as EXHIBIT B which, among other matters, establishes the rights, preferences, and privileges of the Company's $0.001 par value Series A Preferred Stock (the "PREFERRED STOCK") and the Restated Certificate has been filed with the Delaware Secretary of State.

         B. The Company desires to sell 253,893 shares of Preferred Stock to the Investors, and the Investors desire to purchase 253,893 shares of Preferred Stock from the Company, subject to the terms and conditions set forth in this Agreement. The number of Shares to be purchased by each Investor is set forth opposite the name of each Investor on EXHIBIT A.

         THE PARTIES AGREE AS FOLLOWS:

         1. PURCHASE AND SALE OF PREFERRED STOCK. On the date hereof and subject to the terms and conditions of this Agreement, each Investor hereby purchases from the Company, and the Company hereby sells, at a purchase price of $7.20 per share, that number of shares of Series A Preferred Stock (the "SHARES") designated opposite such Investor's name on EXHIBIT A for the total purchase price set forth on EXHIBIT A. Each Investor acknowledges receipt of a certificate representing the Shares and the Company acknowledges receipt of an executed counterpart of this Agreement, and the issue price of such Shares as set forth on EXHIBIT A by wire transfer or by a check payable to the Company.

         2. DEFINITIONS. For purposes of this Agreement the following terms shall have the following meanings:

                  2.1 "COMMISSION" shall mean the Securities and Exchange Commission.

                  2.2 "FINANCIAL STATEMENTS" shall mean the audited consolidated balance sheet of the Company as of December 31,1999 and its audited consolidated statement of operations, shareholders' equity and cash flows for the three-year period then ended.

                  2.3 "GAAP" shall mean United States generally accepted accounting principles.


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                  2.4 "INTELLECTUAL PROPERTY" shall mean patents, patent
applications, trademarks, service marks, mask works, trade names, copyrights, trade secrets, information, proprietary rights and processes.

                  2.5 "MATERIAL ADVERSE EVENT" shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in determining a "Material Adverse Event": (a) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and (b) any adverse change, event or effect that is directly attributable to conditions affecting the Company's industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.

                  2.6 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

                  2.7 "SUBSIDIARY" shall mean any corporation, partnership or other entity more than 50% of whose equity interests (measured by virtue of voting rights) in the aggregate is owned by the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO INVESTORS. Except as set forth in the Schedule of Exceptions, the Company hereby represents and warrants to the Investors that:

                  3.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company:

                           (a) is a corporation duly organized, validly
existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Delaware;

                           (b) has the corporate power and corporate authority
to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted;

                           (c) is qualified as a foreign corporation in all
jurisdictions in which such qualification is required; provided, however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not constitute a Material Adverse Event; and

                           (d) has made available to the Investors or their
counsel a copy of the minute books of the Company. Said copies are true, correct, and complete and contain all amendments and all minutes of meetings and actions taken by the shareholders and directors of the Company through the date of this Agreement.


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                  3.2 CAPITALIZATION. The authorized capital of the Company
consists of:

                           (a) PREFERRED STOCK. 5,000,000 shares of Preferred
Stock, with a par value of $0.001, of which 253,893 shares are designated as Series A Preferred Stock (the "SERIES A PREFERRED"), none of which will be issued or outstanding prior to the date of this Agreement.

                           (b) COMMON STOCK. 60,000,000 shares of Common Stock,
of which 21,195,564 shares are duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid, nonassessable, outstanding and held prior to the date of this Agreement by the persons and in the amounts set forth on the Schedule of Exceptions.

                           (c) OTHER SECURITIES. The Company has reserved: (a)
253,893 shares of Series A Preferred Stock for issuance pursuant to the terms of this Agreement; (b) 253,893 shares of Common Stock for issuance upon conversion of the Series A Preferred (the "CONVERSION SHARES"); (c) 11,300,000 shares of Common Stock for issuance under the Company's 1993 Stock Option Plan, pursuant to which options for 4,395,564 shares have been granted and exercised and options for an additional 3,810,800 shares are outstanding and (d) 200,000 shares of Common Stock for issuance under the Company's 2000 Nonemployee Directors Stock Option Plan, pursuant to which no options have been granted. There are no outstanding rights of first refusal, preemptive rights or other rights, warrants, options, conversion privileges, subscriptions, or other rights or agreements, either directly or indirectly, to purchase or otherwise acquire or issue any equity securities of the Company.

                  3.3 SUBSIDIARIES. The Company does not presently own, have any investment in, or control, directly or indirectly, any Subsidiaries. The Company is not a participant in any joint venture or partnership.

                  3.4 FINANCIAL STATEMENTS.

                           (a) The Company has delivered the Financial
Statements to the Investors.

                           (b) The Financial Statements fairly and accurately
present the Company's financial position as of those dates and the results of operations and changes in its financial position for such periods then ended, and have been prepared in accordance with GAAP applied on a consistent basis, subject to normal year-end adjustments.

                           (c) There are no debts, liabilities or claims against
the Company that are not currently reflected in the Financial Statements, contingent or otherwise, which are or would be of a nature required to be reflected in a balance sheet prepared in accordance with GAAP other than (a) liabilities incurred in the ordinary course of business which, individually or in the aggregate, do not constitute a Material Adverse Event; and (b) liabilities set forth on the balance sheet included in the Financial Statements. The Company has no material liabilities other than those set forth in the Financial Statements and the Schedule of Exceptions. The Company's revenue recognition policies are in accordance with GAAP. The Company maintains


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a standard system of accounting in accordance with GAAP. The Company's financial reserves are adequate to cover claims incurred.

                           (d) All of the accounts receivable owing to the
Company as of the date hereof constitute valid and enforceable claims arising from bona fide transactions in the ordinary course of business, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and laws concerning equitable remedies, and there are no known, contingent or asserted claims, refusals to pay, or other rights of set-off against any thereof known to the Company.

                  3.5 CORPORATE POWER. The Company will have as of the date of this Agreement all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Conversion Shares, and to carry out and perform its obligations under the terms of the this Agreement.

                  3.6 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, delivery, and performance of all obligations under this Agreement, and for the authorization, issuance, and delivery of the Shares and of the Conversion Shares has been taken. This Agreement constitutes legally binding and valid obligations of the Company enforceable in accordance with their respective terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and laws concerning equitable remedies.

                  3.7 VALIDITY OF SHARES. The Shares, when issued, sold, and delivered in accordance with the terms and for the consideration expressed in this Agreement, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and non-assessable. The Conversion Shares have been duly and validly reserved and, assuming such Conversion Shares are issued to the Investors, upon issuance in accordance with the Restated Certificate, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and non-assessable and will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon by the holders; provided, however, that the Shares (and the Conversion Shares) shall be subject to restrictions on transfer under state and/or federal securities laws. The Shares and the Conversion Shares are not subject to any preemptive rights or rights of first refusal, except as otherwise so agreed to by the holders thereof.

                  3.8 LITIGATION. There is no action, proceeding, or investigation pending or, to the Company's knowledge, threatened, or any basis therefor known to the Company, that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated thereby or that would result, either individually or in the aggregate, in any Material Adverse Event. There is no judgment, decree, or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound.


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To the Company's knowledge, there is no action, suit, proceeding, or investigation by the Company currently pending or which the Company presently intends to initiate.

                  3.9 TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. The Company has good and marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance, or charge, other than (a) the lien of current taxes not yet due and payable, and (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company.

                  3.10 PATENTS AND OTHER PROPRIETARY RIGHTS.

                           (a) To the knowledge of the Company after reasonable
inquiry: (i) the Company has sufficient title and ownership of all Intellectual Property necessary for its business as now conducted, and believes it can obtain, on commercially reasonable terms, any additional rights necessary for its business as contemplated as of the date of this Agreement, and (ii) the Company's Intellectual Property does not, and would not, conflict with or constitute an infringement of the rights of others;

                           (b) There are no outstanding options, licenses, or
agreements of any kind relating to the matters listed in subsection 3.10(a) or that grant rights to any other person to manufacture, license, produce, assemble, market or sell the Company's products, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights, and processes of any other person or entity;

                           (c) The Company has not received any communications
alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets, or any proprietary rights of any other person or entity;

                           (d) To the knowledge of the Company, no employee is
obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as contemplated as of the date of this Agreement; and

                           (e) Neither the execution nor delivery of this
Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as contemplated as of the date of this Agreement, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is, or will be, necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.


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                  3.11 TAXES. All federal, state, local, and foreign tax returns required to be filed by the Company have been filed and are true and accurate in all material respects, and all taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income, or franchises, shown in such returns to be due and payable have been paid or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure so to file or to pay would not in the aggregate constitute a Material Adverse Event.

                  3.12 CHANGES IN CONDITION. Except as specifically set forth in this Agreement, since December 31, 1999, (a) the Company has not entered into any transaction which was not in the ordinary course of business, (b) there has been no Material Adverse Event, (c) the Company has not incurred any material tax liability, (d) there has been no resignation or termination of employment of any officer or key employee of the Company and the Company does not know of any impending resignation or termination of employment of any such officer or key employee, (e) there has been no labor dispute involving the Company or any of its respective employees and, to the Company's knowledge, none is pending or threatened, (f) there has been no waiver by the Company of a valuable right or of a debt owing to the Company which would constitute a Material Adverse Event, and (g) there has not been any satisfaction or discharge of any material lien, claim or encumbrance or any payment of any material obligation by the Company except in the ordinary course of business.

                  3.13 COMPLIANCE WITH OTHER AGREEMENTS. The Company is not in violation of any term or provision of its Restated Certificate, or Bylaws, each as in effect as of the date of this Agreement. The Company is not in violation of any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment or, to the Company's knowledge, any decree, order, statute, rule or regulation applicable to the Company, in each case, or in the aggregate. The execution, delivery and performance of this Agreement by the Company will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice:

                           (a) any provision of the Company's Restated
Certificate or Bylaws;

                           (b) any provision of any judgment, decree or order to
which the Company is a party or by which it is bound;

                           (c) any material contract, obligation or commitment
to which the Company is a party or by which it is bound; or

                           (d) to the Company's knowledge, any statute, rule or
governmental regulation applicable to the Company.

                  3.14 INSURANCE. The Company has in effect insurance covering risks associated with its business in such amounts as are customary in its industry for entities of comparable size. The Company is not aware of any pending or threatened claims against the Company for personal injuries or property damages.


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                  3.15 COMPANY'S CONTRACTS. All of the Company's material
contracts and agreements are legally binding, valid, and in full force and effect in all material respects, and there is no indication of reduced activity relating to such contract or agreement (other than in the ordinary course of business) by any of the parties to any such contract or agreement.

                  3.16 DIVIDENDS; INDEBTEDNESS. Except as set forth in the Financial Statements, the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its stock in the three years ending December 31, 1999 or redeemed or purchased or otherwise acquired any of its stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000, or in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $500,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel, expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  3.17 PRIOR REGISTRATION RIGHTS. Except as provided in this Agreement, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

                  3.18 EMPLOYEE RELATIONS AND COMPENSATION PLANS. The Company believes its relations with its employees are satisfactory. The Company's employees are not represented by any labor unions nor, to the Company's knowledge, is any union organization campaign in progress. The Company is not aware that any of its officers or employees intends to terminate employment nor does the Company have any present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. The Company is not party to or bound by any deferred compensation agreements, profit sharing plans or retirement agreements.

                  3.19 EMPLOYEE NONDISCLOSURE AND ASSIGNMENT AGREEMENT. Each officer, employee, and consultant of the Company has executed and delivered to the Company an Employee Nondisclosure and Assignment Agreement. The Company, after reasonable investigation, is not aware that any of its employees, officers, or consultants is in violation thereof.

                  3.20 TRANSACTIONS WITH AFFILIATES. Except for regular salary payments, dividends distributed to stockholders and fringe benefits under an individual's compensation package with the Company, no officer, director, or spouse, parent, sibling or child of any such person, or any other employee has any proposed transaction or is indebted to the Company or any Subsidiary, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, no officer, director or spouse, parent, sibling or child of any such person has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that any such person may own stock in publicly traded companies that may compete with the


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Company. No spouse, parent, sibling or child of any officer or director of the
Company is directly or indirectly interested in any material contract with the Company.

                  3.21 GOVERNMENTAL AND THIRD PARTY CONSENTS. Subject to the accuracy of the Investors' representations in Section 4 of this Agreement, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, local, or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the timely filing of the notice required pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and such other filings as are required by the securities laws of those states in which Investors are resident.

                  3.22 BROKERS AND FINDERS. The Company has not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.

                  3.23 FULL DISCLOSURE. This Agreement and all other documents delivered by the Company to the Investors or the Investors' attorneys or agents in connection with the transactions contemplated therein or herein, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading, except that with respect to projections contained in any such material, the Company represents only that such projections were prepared in good faith and the Company reasonably believes that there is a reasonable basis for such projections. The Company has provided the Investors with all the information that such Investors has requested for deciding whether to purchase the Shares. The Company is not aware of any fact which has not been disclosed to the Investors which would constitute a Material Adverse Event with respect to the Company's business, prospects, condition, affairs or operations.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

                  Each Investor, severally and not jointly, represents and warrants to the Company as follows:

                  4.1 AUTHORIZATION. When executed and delivered by the Investors, and assuming execution and delivery by the Company, this Agreement will constitute a valid obligation of the Investors, enforceable in accordance with its terms.

                  4.2 BROKERS AND FINDERS. The Investors have not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.

                  4.3 INVESTMENT. This Agreement is made with each Investor in reliance upon his or her representation to the Company, which by the Investor's execution of this Agreement, each Investor hereby confirms, that the Shares to be received by such Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Investors has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares. By executing this


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Agreement, each Investor further represents that he or she has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.

                  4.4 NO PUBLIC MARKET. Each Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) and/or Section 3(b) of the Securities Act, and that the Company's reliance upon such exemption is predicated upon Investor's representations as set forth in this Agreement. Each Investor further understands that no public market now exists for any of the securities issued by the Company and that the Company has given no assurances that a public market will ever exist for the Company's securities.

                  4.5 LIMITATIONS ON TRANSFERABILITY. Each Investor covenants that in no event will it dispose of any of the Shares (other than pursuant to Rule 144 promulgated by Commission under the Securities Act ("RULE 144") or any similar or analogous rule) unless and until (a) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Investors shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. Notwithstanding the limitations set forth in the foregoing sentence, if an Investor is a partnership it may transfer Shares to its constituent partners or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or transfer by gift, will, or intestate succession to any such partner's spouse or lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of this Agreement to the same extent if such transferee were an Investor; provided, however, that each Investor hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Shares were originally offered and sold or would itself require registration and/or qualification under the Securities Act or applicable state securities laws. Each certificate evidencing the Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 0 below, except that such certificate shall not bear such legend if the transfer was made in compliance with subsection (k) of Rule 144 or if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

                  4.6 MARKET STANDOFF. Each Investor covenants that if so requested by the Company or any representative of the underwriters in connection with registration of the initial public offering of any securities of the Company under the Act (the "IPO") and any subsequent public offering of such securities that may occur within eighteen (18) months of the IPO, the Investor shall not sell or otherwise transfer any Shares or other securities of the Company during the 180 day period following the effective date of such registration statement and shall execute and deliver to the underwriter of the IPO or such subsequent public offering a lock-up letter in


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substantially the form of EXHIBIT D attached hereto; provided that the Company's executive officers and directors are subject equivalent transfer restrictions in connection with any such public offering. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions for such 180 day period following the IPO or such subsequent public offering.

                  4.7 EXPERIENCE. Each Investor represents that: (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; (b) it believes it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to obtain the Shares; (c) it has had the opportunity to discuss the Company's business, management, and financial affairs with the Company's management, (d) it has the ability to bear the economic risks of its prospective investment; and (e) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

                  4.8 ACCREDITED INVESTOR. Each Investor presently qualifies as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

                  4.9 CONFIDENTIALITY. Each Investor agrees that it will keep confidential and will not use, disclose or divulge for a period of two years after receipt any information which such Investor may obtain from the Company, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder or under any other documents unless such information is known, or until such information becomes known, to the public through no fault of such Investor or its agents, or unless the President of the Company gives her written consent to the Investors' release of such information, except that no such written consent shall be required (and Investors shall be free to release such information) if such information is to be provided to Investors' counsel or accountant, or to an officer, director, general partner, limited partner, shareholder, investment counselor or advisor, or employee of an Investors with a need to know such information; provided that any such counsel, accountant, officer, director, general partner, limited partner, shareholder, investment counselor or advisor, or employee shall be bound by the provisions of this Section 4.9. Notwithstanding the foregoing, this Section 4.9 shall not apply (a) to information which an Investor learns from a third party with the right to make such disclosure, provided Investors complies with the restrictions imposed by the third party, (b) to information which is in an Investor's possession prior to the time of disclosure by the Company and not acquired by an Investor under a confidentiality obligation, (c) to the minimum extent (after requesting and pursuing confidential treatment to the extent reasonably possible) an Investor is required to disclose such information by law or a governmental regulatory authority, (d) to the minimum extent (after requesting and pursuing confidential treatment to the extent reasonably possible) Investors is required to disclose such information by court order.

         5.       LEGENDS.


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

                  5.1 FEDERAL LEGEND. All certificates for the Shares shall bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT."

                  5.2 OTHER LEGENDS. The certificates evidencing the Shares shall also bear any legend required by the Commissioner of Corporations of the State of California or required pursuant to any state, local, or foreign law or regulation of the National Association of Securities Dealers or other agency governing such securities.

         6. PIGGYBACK REGISTRATION RIGHTS

                  6.1 NOTICE AND EFFECTIVE PERIOD. Subject to the terms of this Agreement, in the event the Company decides to register under the Securities Act any of its Common Stock (a "REGISTRATION"), the Company will (i) promptly give each Investor written notice thereof and (ii) include in the Registration and in any underwriting involved therein, that number of Conversion Shares specified in a written request delivered to the Company by the undersigned within 15 days after delivery of such written notice from the Company. These piggyback registration rights shall not take effect until after the IPO. These piggyback registration rights shall terminate with respect to each Investor at such time the Investor is eligible to sell the Shares or Conversion Shares under Rule 144 of the Act within any three month period without volume limitations or under Rule 144(k) thereunder.

                  6.2 INVESTOR INFORMATION. It shall be a condition precedent of the Company's obligations under this Section 6 that the Investors shall furnish to the Company such information regarding the undersigned and the distribution proposed by the undersigned as the Company shall reasonably request.

                  6.3 UNDERWRITING.

                           (a) NOTICE OF UNDERWRITING IN PIGGYBACK
REGISTRATION. If the Registration of which the Company gives notice is for a registered public offering involving an underwriting (other than the IPO), the Company shall so advise each Investor as a part of the written notice given pursuant to Section 6.1. In such event, the right of any Investor to be included in the Registration shall be conditioned upon such underwriting and the inclusion of such Investor's Conversion Shares in such underwriting to the extent provided in this Section 6. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering. The Investors shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 6.

                           (b) MARKETING LIMITATION IN PIGGYBACK REGISTRATION.
If the underwriter's representative advises the Investors seeking registration of Conversion Shares pursuant to this Section 6 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the underwriter's representative (subject to the allocation priority set forth in Section 6.2(c)) may limit the number of shares of Conversion Shares to be included in such Registration and underwriting to not less than 20% of the securities included in such Registration.

                           (c) ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION.
If the underwriter's representative limits the number of shares to be included in a Registration pursuant to Section 6.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 6.2(b)) in the following manner. The shares (other than Conversion Shares) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling stockholders shall be allocated among the Investors and all other selling holders of the Company's securities requesting and legally entitled to include securities in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Conversion Shares) which such Investors and such other holders would otherwise be entitled to include in such Registration. No Conversion Shares or other securities excluded from the underwriting by reason of this Section 6.2(c) shall be included in the Registration.

                           (d) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any
Investor disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter's representative delivered at least seven days prior to the effective date of the Registration. Any Conversion Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

                  6.4 EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions) incurred in connection with Registrations shall be borne by the Company.

                  6.5 REGISTRATION PROCEDURES AND OBLIGATIONS. Whenever required under this Agreement to effect the registration of any Conversion Shares, the Company shall, as expeditiously as reasonably possible:

                           (a) Use its reasonable efforts to cause the statement
filed with the Commission to effect the Registration (the "REGISTRATION STATEMENT") to become effective, and, upon the request of the Holders of a majority of the Conversion Shares registered thereunder, keep such Registration Statement effective for up to 120 days.

                           (b) Prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                           (c) Furnish to the Investors such numbers of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Conversion Shares owned by them.

                           (d) Use its reasonable efforts to register and
qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Investor who holds Conversion Shares
covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         7. INDEMNIFICATION.

                  7.1 COMPANY'S INDEMNIFICATION OF INVESTORS. To the extent permitted by law, the Company will indemnify each Investor, and each of its officers, directors, and constituent partners, legal counsel for the Investors, and each person controlling such Investor, with respect to which Registration, qualification, or compliance of Conversion Shares has been effected pursuant to this Agreement, against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, "DAMAGES") to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the

Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Investor and each person who controls any such Investor for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 7.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Investor, or controlling person and stated to be for use in connection with the offering of securities of the Company and provided, further, that the Company's liability under this
Section 7.1 shall not exceed the Company's proceeds from the sale of Preferred Shares pursuant to this Agreement.

                  7.2 INVESTORS' INDEMNIFICATION OF COMPANY. To the extent permitted by law, each Investor will, if Conversion Shares held by such Investor are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, and each other such Investor, each of its officers, directors, and constituent partners, and each person controlling such other Investor, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Investor of any rule or regulation promulgated under the Securities Act applicable to such Investor and relating to action or inaction required of such Investor in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such Investors, such directors, officers, partners, persons, law and accounting firms, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 7.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld) and provided, further, that each Investor's liability under this Section 7.2 shall not exceed such Investor's proceeds from the offering of securities made in connection with such Registration.

                  7.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 7.

                  7.4 CONTRIBUTION. If the indemnification provided for in this
Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  7.5 CONFLICTS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  7.6 SURVIVAL OF OBLIGATIONS. The obligations of the Company and Investors under this Section 7 shall survive the completion of any offering of Conversion Shares in a registration statement under this Agreement or otherwise.

         8. RELATIONSHIP BETWEEN ARTHUR ROCK AND THE COMPANY

                  8.1 ADVISORY SERVICE TO THE COMPANY Arthur Rock, one of the Investors, shall have the right to serve as a strategic advisor to the Company on such terms and conditions to be agreed by the Company and Mr. Rock from time to time.

                  8.2 IDENTIFICATION IN IPO PROSPECTUS Mr. Rock hereby consents to be identified as an advisor to the Company in the prospectus related to the IPO, provided that the

Company obtains his written consent to those portions of such prospectus that describe his relationship with the Company prior to filing such prospectus with the Commission.

         9. MISCELLANEOUS.

                  9.1 GOVERNING LAW. Except to the extent that the Delaware General Corporation Law shall be applicable with respect to matters relating to the internal corporate affairs of the Company, this Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly performed within the State of California by California residents.

                  9.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.3 HEADINGS. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                  9.4 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to the Investors, at such Investor's address as set forth on the signature page of this Agreement, or at such other address as the Company or the Investors may designate by 10 days' advance written notice to the other parties hereto.

                  9.5 SURVIVAL OF WARRANTIES. The warranties and representations of the parties contained in or made pursuant to this Agreement shall survive for one year after the execution and delivery of this Agreement; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery.

                  9.6 AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended by a written instrument signed by the Company and by persons who after the date of this Agreement will hold at least a majority of the aggregate of (a) the then outstanding Shares; and (b) the then outstanding Conversion Shares other than shares of Common Stock which have been sold to the public.

                  9.7 FINDERS' FEES. Each of the Company and the Investors will indemnify the other against all liabilities incurred by the indemnifying party with respect to claims related to investment banking or finders' fees in connection with the transactions contemplated by this Agreement, arising out of arrangements between the party asserting such claims and the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

                  9.8 EXPENSES. The Company and the Investors will bear their respective legal and other fees and expenses with respect to this Agreement and the transactions contemplated hereby.

                  9.9 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement (and the Exhibits hereto) constitutes the entire contract between the Company and the Investors relative to the subject matter hereof. Any prior and contemporaneous agreement, discussion, understanding or correspondence between the Company and the Investors regarding the purchase of capital stock of the Company is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors, and assigns of the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:                         EMBARCADERO TECHNOLOGIES, INC.
                                 a Delaware corporation


                                 By:      /s/ Ellen Taylor
                                          -------------------------------------
                                          Ellen Taylor
                                          President and Chief Executive Officer

                                     Address:     Embarcadero Technologies, Inc.
                                                  425 Market St.; Suite 425
                                                  San Francisco, CA 94105

INVESTORS:

                                 /s/ Arthur Rock
                                 ----------------------------------------------
                                 Arthur Rock

                                 /s/ Toni Rembe
                                 ----------------------------------------------
                                 Toni Rembe

                                 /s/ Katherine Styles
                                 ----------------------------------------------
                                 Katherine Styles












         SIGNATURE PAGE TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                 HOOKS TRUST DATED 11/04/98

                                 By:  /s/ Michael Hooks
                                      -----------------------------------------
                                      Michael Hooks, co-trustee

                                 /s/ James Socas
                                 ----------------------------------------------
                                   James Socas

                                 /s/ Kevin Bauer
                                 ----------------------------------------------
                                   Kevin Bauer

                                 /s/ Kelly Masuda
                                 ----------------------------------------------
                                  Kelly Masuda

                                 /s/ Matthew Cwiertnia
                                 ----------------------------------------------
                                 Matthew Cwiertnia

                                 /s/ Navid Mahmoozadegan
                                 ----------------------------------------------
                                 Navid Mahmoozadegan











         SIGNATURE PAGE TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT